T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                  (on behalf of California Tax-Free Bond Fund
                        California Tax-Free Money Fund)
                   T. ROWE PRICE CORPORATE INCOME FUND, INC.
                    T. ROWE PRICE FIXED INCOME SERIES, INC.
            (on behalf of T. Rowe Price Limited-Term Bond Portfolio
                     T. Rowe Price Prime Reserve Portfolio)
                            T. ROWE PRICE GNMA FUND
                      T. ROWE PRICE HIGH YIELD FUND, INC.
                      T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PRIME RESERVE FUND, INC.
                         RESERVE INVESTMENT FUNDS, INC.
                (on behalf of Government Reserve Investment Fund
                            Reserve Investment Fund)
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
              T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
            (on behalf of Florida Insured Intermediate Tax-Free Fund
                           Georgia Tax-Free Bond Fund
                     Maryland Short-Term Tax-Free Bond Fund
                          Maryland Tax-Free Bond Fund
                         New Jersey Tax-Free Bond Fund
                          New York Tax-Free Bond Fund
                          New York Tax-Free Money Fund
                     Virginia Short-Term Tax-Free Bond Fund
                          Virginia Tax-Free Bond Fund)
                        T. ROWE PRICE SUMMIT FUNDS, INC.
             (on behalf of T. Rowe Price Summit Cash Reserves Fund
                         T. Rowe Price Summit GNMA Fund
                  T. Rowe Price Summit Limited-Term Bond Fund)
                   T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
            (on behalf of T. Rowe Price Summit Municipal Income Fund
                T. Rowe Price Summit Municipal Intermediate Fund
               T. Rowe Price Summit Municipal Money Market Fund)
                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.
          T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                                      and
                    T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 (on behalf of U.S. Treasury Intermediate Fund
                          U.S. Treasury Long-Term Fund
                           U.S. Treasury Money Fund)

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, William T. Reynolds, Joel
H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS

/s/Carmen F. Deyesu
____________________________        Treasurer (Principal Financial Officer)
April 22, 1998
Carmen F. Deyesu

/s/Calvin W. Burnett
____________________________        Director/Trustee April 22, 1998
Calvin W. Burnett

/s/Anthony W. Deering
____________________________        Director/Trustee April 22, 1998
Anthony W. Deering

/s/F. Pierce Linaweaver
____________________________        Director/Trustee April 22, 1998
F. Pierce Linaweaver

/s/John G. Schreiber
____________________________        Director/Trustee April 22, 1998
John G. Schreiber

                             (Signatures Continued)
                            JAMES S. RIEPE, Director

T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.




/s/James S. Riepe
____________________________                      April 22, 1998
James S. Riepe

                             (Signatures Continued)
                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE CALFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.




/s/M. David Testa
____________________________                      April 22, 1998
M. David Testa

                             (Signatures Continued)
    WILLIAM T. REYNOLDS, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.





                     WILLIAM T. REYNOLDS, Director/Trustee

T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. ROWE PRICE GNMA FUND




/s/William T. Reynolds
____________________________                      April 22, 1998
William T. Reynolds

                             (Signatures Continued)




T. ROWE PRICE GNMA FUND

T. ROWE PRICE U.S. TREASURY FUNDS, INC.



/s/Peter Van Dyke
____________________________        President     April 22, 1998
Peter Van Dyke


T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.



/s/Charles B. Hill
____________________________        President     April 22, 1998
Charles B. Hill

ATTEST:



/s/Patricia S. Butcher
____________________________
Patricia S. Butcher, Secretary